                                                                      Exhibit 24

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ John G. Turner
                                      ------------------
                                      John G. Turner

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ Wayne R. Huneke
                                      -------------------
                                      Wayne R. Huneke

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ Chris D. Schreier
                                      ---------------------
                                      Chris D. Schreier

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ Carolyn H. Baldwin
                                      ----------------------
                                      Carolyn H. Baldwin

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ David C. Cox
                                      ----------------
                                      David C. Cox

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ John H. Flittie
                                      -------------------
                                      John H. Flittie

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ Luella Gross Goldberg
                                      -------------------------
                                      Luella Gross Goldberg

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ William A. Hodder
                                      ---------------------
                                      William A. Hodder

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ James J. Howard III
                                      -----------------------
                                      James J. Howard III

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                      /s/ Randy C. James
                                      ------------------
                                      Randy C. James

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                                /s/  Richard L. Knowlton
                                                ------------------------------
                                                Richard L. Knowlton

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                                /s/  David A. Koch
                                                ------------------------------
                                                David A. Koch

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                                /s/  Glen D. Nelson, M.D.
                                                ------------------------------
                                                Glen D. Nelson, M.D.

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director or officer of the company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the company in connection with the assumption of stock options in connection with the company's merger with Security-Connecticut Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 23rd day of June, 1997.



                                                /s/  James J. Renier
                                                ------------------------------
                                                James J. Renier